UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 9, 2017

ALLIANCEBERNSTEIN HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.

AllianceBernstein L.P. (“AB”) and AllianceBernstein Holding L.P. (“AB Holding”) are furnishing a news release (“New Director Release”) issued on November 9, 2017 announcing that, on November 14, 2017, three additional independent directors -- Paul Audet, Shelley Leibowitz and Das Narayandas -- will join the Board of Directors of AllianceBernstein Corporation, general partner of AB and AB Holding. The New Director Release is attached hereto as Exhibit 99.01.

AB and AB Holding also are furnishing a news release (“AUM Release”) issued on November 9, 2017 announcing AB’s preliminary assets under management as of October 31, 2017. The AUM Release is attached hereto as Exhibit 99.02.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.01 New Director Release.

99.02 AUM Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN HOLDING L.P.
Dated: November 9, 2017	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary

ablegal - 3330022 v1